SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 30, 2006
Date of Report
(Date of earliest event reported)

AQUANTIVE, INC.
(Exact name of registrant as specified in its charter)

Washington	0-29361	91-1819567
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
821 Second Avenue, 18th Floor, Seattle, Washington 98104
(Address of principal executive offices, including zip code)
(206) 816-8800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     Beginning June 19, 2006, Ona Karasa, President of the Atlas business unit of aQuantive, Inc., a Washington corporation (the “Company”), will commence a medical leave of absence. Ms. Karasa is not expected to return to her current position. If Ms. Karasa’s successor is not identified prior to the commencement of her leave, Karl Siebrecht, SVP and General Manager of Atlas Enterprise, will serve as interim President of Atlas until the Company names Ms. Karasa’s successor.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 30, 2006

AQUANTIVE, INC.
By:	/s/ Linda Schoemaker
Name:	Linda Schoemaker
Title:	Senior Vice President and General Counsel